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                                               As filed pursuant to Rule 497
                                               under the Securities Act of 1933
                                               Registration No. 333-137892

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                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

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                            VARIABLE SEPARATE ACCOUNT

                SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUSES:
                               POLARIS PLATINUM II
                                POLARIS CHOICE II
                               POLARIS CHOICE III
                                DATED MAY 1, 2009
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     On or about January 29, 2010, the BB&T Mid Cap Growth Variable Portfolio
("BB&T Portfolio") will no longer be available for investment.

     The Board of Trustees ("Board") of the Underlying Fund in which the BB&T Portfolio invests approved the liquidation and termination of the BB&T Portfolio. The liquidation is expected to be effective by February 1, 2010, with an anticipated liquidation date of January 29, 2010 ("Liquidation Date"). On the Liquidation Date, any investment in the BB&T Portfolio will be automatically liquidated at the closing Accumulation Value and the liquidation proceeds moved into the Cash Management Variable Portfolio ("Cash Management Portfolio"). In addition, existing instructions or instructions received on or after the Liquidation Date for Purchase Payment allocations, transfers, investment requirements, dollar cost averaging or automatic rebalancing into the BB&T Portfolio will automatically be directed to the Cash Management Portfolio.

     If you are invested in the BB&T Portfolio and do not wish to have the liquidation proceeds allocated to the Cash Management Portfolio, we must receive instructions from you to transfer your contract value out of the BB&T Portfolio into another investment option prior to the close of the New York Stock Exchange ("Market Close") on or before the Liquidation Date. You may give us instructions to transfer your contract value to another Variable Portfolio by completing the enclosed transfer form or calling us at the telephone number below. The enclosed transfer form lists the available Variable Portfolios in your contract in which you may transfer your liquidation proceeds.

     Neither our automatic transfer of the liquidated proceeds to the Cash Management Portfolio, nor your transfer of contract value out of the BB&T Portfolio prior to the Liquidation Date or out of the Cash Management Portfolio within 60 days after the Liquidation Date, will count against the number of free transfers that you are permitted to make each year or for the purposes of the U.S. Mail Policy.

     Should you have any questions or would like to obtain a prospectus, you may contact our Service Center at 1-800-445-7862.

               Please keep this supplement with your prospectus.

Dated: October 30, 2009